Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended March 31, 2004

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property management risks; the level and volatility of interest rates; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Table of Contents

First Quarter Review / Shareholder Information

Financial Review

Balance Sheets

Income Statements

Funds from Operations / Capital Expenditures

Selected Financial Ratios / Data

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

Summary of Outstanding Debt

Debt Maturity Schedule / Debt Covenant Compliance Ratios

Activity Review

2004 Acquisitions

2004 Dispositions

2004 Redevelopment / Outparcel Development Activities

Portfolio Review

Property Type Summary

Properties by State / Region

Same Property NOI Analysis

Top Ten Tenants

New Lease Summary

Lease Expiration Schedule

Property Portfolio

Appendix

Summary of Joint Venture Projects

Joint Venture Projects - Acquisition Activity

Joint Venture Projects - Disposition Activity

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

First Quarter Review / Shareholder Information

New Plan Excel Realty Trust, Inc. is one of the nation’s largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 403 properties, including 21 properties held through joint ventures, and total assets of approximately $3.7 billion.  Its properties are strategically located across 35 states and include 377 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 54.1 million square feet of gross leasable area, and 26 related retail real estate assets, with approximately 2.2 million square feet of gross leasable area.

First Quarter Review

Financial Review

•                  On February 6, 2004, the Company issued $150 million aggregate principal amount of unsecured, 7-year fixed rate notes with a coupon of 4.50 percent.  The notes are due on February 1, 2011.  The notes were priced at 99.409 percent of par value to yield 4.60 percent.  Net proceeds from the offering were used to repay a portion of the borrowings outstanding under the Company’s $350 million revolving credit facility.  Concurrent with the pricing, the Company entered into interest rate swaps that effectively converted the interest rate on $100 million of the notes from a fixed rate to a blended floating rate of 39 basis points over the 6-month LIBOR rate.

Activity Review

•                  During the first quarter of 2004, the Company acquired, including through co-investments with its joint venture partners, five shopping centers and the remaining 50 percent interest in a shopping center in which the Company owned the other 50 percent interest.  The shopping centers totaled approximately 1.3 million square feet and were acquired for an aggregate of approximately $167.0 million.  Acquisitions completed during the quarter are summarized below:

•                  On January 9, 2004, the Company acquired New Britain Village Square, a 143,716 square foot shopping center located in Chalfont, Pennsylvania (Bucks County) and anchored by Genuardi’s Family Market (a division of Safeway Inc.), for approximately $23.4 million, consisting of the issuance of $11.2 million in units in a partnership controlled by the Company and the assumption of a $12.2 million mortgage loan previously made by the Company to facilitate the seller’s prior acquisition of the property.

•                  On January 30, 2004, the Company purchased the remaining 50 percent interest in Clearwater Mall, increasing New Plan’s ownership interest to 100 percent.   The purchase price for the acquisition was approximately $30.0 million.  Clearwater Mall, located in Clearwater, Florida, is a community shopping center encompassing a 72-acre site with 292,402 square feet of leased space, as well as non-owned Costco, Lowe’s and SuperTarget anchors.

•                  Also on January 30, 2004, the Company acquired Elk Grove Town Center, a 131,849 square foot shopping center located in Elk Grove Village, Illinois and anchored by Dominick’s Foods (a division of Safeway Inc.), for $21.0 million, including $14.5 million of assumed mortgage indebtedness.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

First Quarter Review / Shareholder Information

•                  On February 19, 2004, the Company acquired Villa Monaco, a 122,763 square foot shopping center located in Denver, Colorado and anchored by King Soopers (a The Kroger Company banner), for $12.0 million.

•                  On March 17, 2004, the Company acquired Florence Square, a 360,608 square foot shopping center located in Florence, Kentucky and anchored by HomeGoods, Kroger, National Amusement, Staples and TJ Maxx, for approximately $39.5 million, including $15.8 million of assumed mortgage indebtedness.

•                  On March 22, 2004, NP/I&G Institutional Retail Company, LLC, the Company’s joint venture with JPMorgan Fleming Asset Management, acquired Conyers Crossroads, a 246,666 square foot shopping center located in Conyers, Georgia and anchored by Carmike Cinemas, Circuit City and Old Navy, as well as an 86,584 square foot  ground lease to Kohl’s, for approximately $41.1 million.  In addition, NP/I&G Institutional Retail Company, LLC is under contract to purchase Phase II of Conyers Crossroads for approximately $13 million upon its completion in Spring 2005.  Phase II is expected to include over 126,000 square feet of GLA anchored by Belk’s.

•                  During the first quarter of 2004, the Company generated an aggregate of approximately $13.2 million of proceeds through the sale of two properties and one land parcel, as well as the sale of one property held through a joint venture.  Properties sold during the quarter include Edgebrook Plaza, a 100,170 square foot shopping center located in Houston, Texas; a 41,293 square foot single tenant Brookshire’s (lease assigned from Safeway) located in West Monroe, Louisiana; 11.8 acres of land at Westgate in Dublin, Georgia; and Fruitland Plaza, a 104,095 square foot shopping center located in Fruitland, Maryland and owned by Benbrooke Ventures, a joint venture in which the Company has a 50 percent interest.

Portfolio Review

•                  At the end of the first quarter, the gross leasable area (GLA) for New Plan’s total stabilized community and neighborhood shopping centers, including its pro rata share of joint venture projects, was approximately 92 percent leased.  The GLA for New Plan’s total portfolio, including its pro rata share of joint venture projects (Total Portfolio), was approximately 91 percent leased at March 31, 2004.  The average annual base rent (ABR) at March 31, 2004 for the total portfolio was $8.02 per leased square foot.  During the quarter, 164 new leases, aggregating approximately 964,000 square feet, were signed at an average ABR of $8.23 per square foot.  Also during the quarter, 173 renewal leases, aggregating approximately 575,000 square feet, were signed at an average ABR of $10.73 per square foot, an increase of approximately 5.4 percent over the expiring leases.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

First Quarter Review / Shareholder Information

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

1120 Avenue of the Americas

New York, NY  10036

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:              NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Standard & Poor’s:  BBB

Moody’s:  Baa2

Quarterly Results

The Company expects to announce quarterly results as follows:

Second quarter 2004: July 29, 2004

Third quarter 2004: October 28, 2004

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

EquiServe Trust Company, N.A.

P.O. Box 43010

Providence, RI  02940-3010

Phone:  800-730-6001

www.equiserve.com

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Lipschitz

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:  corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Balance Sheets

(Unaudited, in thousands)

	As Of
	03/31/04	12/31/03

Assets:
Land	$860,902	$832,479
Buildings and improvements	2,905,433	2,822,143
Less: accumulated depreciation and amortization	(374,243)	(360,580)
Net real estate	3,392,092	3,294,042
Real estate held for sale	49,666	17,668
Cash and cash equivalents	12,012	5,328
Restricted cash (1)	16,940	23,463
Marketable securities	3,038	2,915
Receivables
Trade, net of allowance for doubtful accounts of (March 31, 2004- $17,346, December 31, 2003- $16,950)	62,042	63,563
Other	14,518	12,530
Mortgages and notes receivable (2)	974	39,637
Prepaid expenses and deferred charges	37,929	35,320
Investments in / advances to unconsolidated ventures (3)	38,615	38,958
Intangible assets (4)	30,144	3,201
Other assets (5)	23,036	18,020
TOTAL ASSETS	$3,681,006	$3,554,645

Liabilities:
Mortgages payable, including unamortized premium of (March 31, 2004- $15,990, December 31, 2003- $16,965)	$578,622	$558,278
Notes payable, net of unamortized discount of (March 31, 2004- $3,834, December 31, 2003- $3,116)	1,050,346	898,164
Credit facilities	221,000	291,000
Capital leases	28,482	28,562
Dividends payable	46,538	45,695
Other liabilities (6)	99,026	98,842
Tenant security deposits	10,412	10,096
TOTAL LIABILITIES	2,034,426	1,930,637
Minority interest in consolidated partnership	23,788	37,865

Stockholders’ equity:
Preferred stock	10	10
Common stock	1,000	979
Additional paid-in capital	1,938,862	1,889,338
Accumulated other comprehensive income	449	2,785
Less: accumulated distributions in excess of net income	(317,529)	(306,969)
TOTAL STOCKHOLDERS’ EQUITY	1,622,792	1,586,143
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,681,006	$3,554,645

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balance as of December 31, 2003 includes a $26.4 million mortgage loan made to NP/I&G Institutional Retail Company, LLC, a joint venture in which the Company has an interest, issued in connection with the joint venture’s acquisition of DSW Plaza at Lake Grove on November 25, 2003.  Also includes a $12.2 million mortage loan made to First Westport Properties on June 18, 2003 in connection with First Westport Properties’ acquisition of New Britain Village Square. These loans were repaid in full during the first quarter of 2004.

(3) Represents direct equity investments in Arapahoe Crossings, LP, Benbrooke Ventures, CA New Plan Venture Fund, NP/I&G Institutional Retail Company, LLC and Preston Ridge, and an outstanding notes receivable related to Preston Ridge.

(4) Represents the value of intangible assets allocated in accordance with SFAS 141.

(5) Other assets include: deposits, real estate tax escrow and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Income Statements

(Unaudited, in thousands, except per share amounts)

			Twelve
	Three Months Ended		Months Ended
	03/31/04	03/31/03	12/31/03
Rental Revenues:
Rental income	$95,473	$91,510	$366,453
Percentage rents	2,645	1,640	7,032
Expense reimbursements	25,812	25,498	99,385
TOTAL RENTAL REVENUES	123,930	118,648	472,870

Rental Operating Expenses:
Operating costs	23,553	22,282	89,052
Real estate and other taxes	14,936	15,422	59,461
Provision for doubtful accounts	1,730	1,499	7,777
TOTAL RENTAL OPERATING EXPENSES	40,219	39,203	156,290

NET OPERATING INCOME	83,711	79,445	316,580

Other Income:
Interest, dividend and other income	2,535	3,351	9,402
Equity in income of unconsolidated ventures	230	473	3,438
TOTAL OTHER INCOME	2,765	3,824	12,840

Other Expenses:
Interest expense	26,401	25,770	101,006
Depreciation and amortization	21,010	18,540	76,316
General and administrative	4,991	4,230	19,815
TOTAL OTHER EXPENSES	52,402	48,540	197,137

Income before real estate sales, impairment of real estate and minority interest	34,074	34,729	132,283
Gain on sale of real estate (1)	1,217	—	—
Impairment of real estate	—	—	(1,124)
Minority interest in income of consolidated partnership	(260)	(401)	(1,554)
INCOME FROM CONTINUING OPERATIONS	35,031	34,328	129,605

Discontinued Operations:
Results of discontinued operations	952	832	4,763
Gain on sale of discontinued operations	1,414	3,483	4,018
Impairment of real estate held for sale	—	(3,454)	(9,365)
INCOME FROM DISCONTINUED OPERATIONS	2,366	861	(584)
NET INCOME	$37,397	$35,189	$129,021

Preferred dividends	(5,275)	(4,859)	(21,170)
Premium on redemption of preferred stock	—	—	(630)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	32,122	30,330	107,221
Minority interest in income of consolidated partnership	260	401	1,554
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$32,382	$30,731	$108,775

NET INCOME PER COMMON SHARE - BASIC	$0.32	$0.31	$1.10
NET INCOME PER COMMON SHARE - DILUTED	0.32	0.31	1.08

Weighted average common shares outstanding - basic	99,419	96,937	97,318
ERP partnership units	1,363	2,178	2,178
Options	1,226	487	773
Weighted average common shares outstanding - diluted	102,008	99,602	100,269

(1) For the three months ended March 31, 2004, balance includes $1.2 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

			Twelve
	Three Months Ended		Months Ended
	03/31/04	03/31/03	12/31/03
Funds from Operations: (1)
Net income available to common stockholders - diluted	$32,382	$30,731	$108,775
Deduct:
Minority interest in income of consolidated partnership	(260)	(401)	(1,554)
Net income available to common stockholders - basic	32,122	30,330	107,221
Add:
Depreciation and amortization
Continuing operations real estate assets	21,010	18,540	76,316
Discontinued operations real estate assets	254	578	1,797
Pro rata share of joint venture real estate assets	373	254	1,016
Deduct:
Gain on sale of real estate (2) (3)	(1,217)	—	—
Gain on sale of discontinued operations (2)	(946)	(1,000)	(1,534)
Pro rata share of joint venture loss (gain) on sale of real estate (2)	425	—	(643)
FUNDS FROM OPERATIONS - BASIC	52,021	48,702	184,173
Add:
Minority interest in income of consolidated partnership	260	401	1,554
FUNDS FROM OPERATIONS - DILUTED	$52,281	$49,103	$185,727

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.52	$0.50	$1.89
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.51	0.49	1.85

Funds from operations - diluted	$52,281	$49,103	$185,727
Add:
Impairment of real estate	—	—	1,124
Impairment of real estate held for sale	—	3,454	9,365
Premium on redemption of preferred stock	—	—	630
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$52,281	$52,557	$196,846

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.51	$0.53	$1.96

Weighted average common shares outstanding - basic	99,419	96,937	97,318
ERP partnership units	1,363	2,178	2,178
Options	1,226	487	773
Weighted average common shares outstanding - diluted	102,008	99,602	100,269

Dividend per Common share	$0.41250	$0.41250	$1.65000
Dividend per Preferred B share (4)	—	0.53906	0.74874
Dividend per Preferred D share	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	—	1.32378

Common dividends	$41,220	$40,034	$160,842
Preferred B dividends (4)	—	3,396	4,717
Preferred D dividends	1,463	1,463	5,852
Preferred E dividends	3,812	—	10,601
TOTAL DISTRIBUTIONS	$46,495	$44,893	$182,012

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

			Twelve
	Three Months Ended		Months Ended
	03/31/04	03/31/03	12/31/03
Capital Expenditures (5):
New development (6)	$—	$—	$—
Building additions and expansions (7)	22,311	8,550	57,610
Building improvements capitalized (8)	908	1,253	10,257
Tenant improvements	3,735	3,233	11,986
Leasing commissions	2,697	852	7,363
TOTAL CAPITAL EXPENDITURES	$29,651	$13,888	$87,216

Straight line rents (5)	$1,896	$1,512	$5,220

Capitalized interest (5)	$1,268	$1,007	$4,267

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, NAREIT, based on discussions with the SEC, provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company has revised its calculations of FFO made prior to this pronouncement in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate  to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004, balance includes $1.2 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

(4) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

(5) For the three months ended March 31, 2004, data includes pro rata share of joint venture projects.

(6) Includes ground-up development.

(7) Revenue-enhancing expenditures.

(8) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Selected Financial Ratios / Data

(In thousands, except per share amounts)

					Twelve
	Three Months Ended				Months Ended
	03/31/04		03/31/03		12/31/03
Debt coverage ratios:
Interest coverage ratio (EBITDA/interest expense)	3.09	x	3.06	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.70	x	2.78	x	2.69	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.31	x	2.38	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.70	x	2.67	x	2.64	x

Debt/equity ratios:
Total debt/total market capitalization	38.3%		45.4%		39.6%
Total debt/total equity market capitalization	62.0%		83.0%		65.6%
Total debt/total book assets	51.0%		50.4%		50.0%
Total debt/undepreciated book value (2)	46.3%		46.2%		45.4%

Operating statistics:
NOI margin (NOI/total rental revenues)	67.55%		66.96%		66.95%
Expense recovery ratio (expense reimbursements/(operating costs + real estate and other taxes)	67.06%		67.63%		66.92%
Annualized G&A/total assets	0.54%		0.48%		0.56%
G&A/total revenues (excluding currency change)	3.94%		3.45%		4.08%

Market capitalization calculations:
Common shares outstanding	100,031		97,053		97,980
Preferred B shares outstanding (3)	—		6,300		—
Preferred D shares outstanding	1,500		1,500		1,500
Preferred E shares outstanding	8,000		—		8,000

Common stock price end of period	$27.35		$19.59		$24.67
Preferred B price end of period (3)	—		25.11		—
Preferred D price end of period	50.00		50.00		50.00
Preferred E price end of period	27.28		—		26.67

Common market equity at end of period	$2,735,848		$1,901,268		$2,417,167
Preferred market equity at end of period	293,240		233,193		288,360
Total equity market capitalization	3,029,088		2,134,461		2,705,527
Total debt end of period	1,878,450		1,772,388		1,776,004
TOTAL MARKET CAPITALIZATION	$4,907,538		$3,906,849		$4,481,531

(1) Includes pro rata share of joint venture results.

(2) Excludes accumulated depreciation on operating and held for sale assets.

(3) On May 5, 2003, the Company redeemed all Preferred B shares outstanding at a price of $25.00 per depositary share.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(In thousands, except per share amounts)

					Twelve
	Three Months Ended				Months Ended
	03/31/04		03/31/03		12/31/03

Net income to EBITDA calculation: (1)
Net income	$37,397		$35,189		$129,021
Depreciation and amortization
Continuing operations real estate assets	21,010		18,540		76,316
Discontinued operations real estate assets	254		578		1,797
Pro rata share of joint venture real estate assets	373		254		1,016
State taxes	133		133		532
Interest expense
Continuing operations	26,401		25,770		101,006
Discontinued operations	58		292		862
Pro rata share of joint ventures	744		481		1,956
Gain on sale of real estate (2)	(1,217)		—		—
Gain on sale of discontinued operations	(1,414)		(3,483)		(4,018)
Loss (gain) on sale of joint venture	425		—		(643)
Impairment of real estate
Impairment of real estate	—		—		1,124
Impairment of real estate held for sale	—		3,454		9,365
EBITDA	$84,164		$81,208		$318,334

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.34	x	2.34	x	2.28	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	2.04	x	2.12	x	2.00	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.74	x	1.81	x	1.69	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	2.03	x	2.04	x	1.95	x

Net income to earnings calculation:
Net income	$37,397		$35,189		$129,021
Deduct:
Income from discontinued operations	(2,366)		(861)		584
Equity in income of unconsolidated ventures	(230)		(473)		(3,438)
Add:
Minority interest in income of consolidated partnership	260		401		1,554
Interest expense	26,401		25,770		101,006
Distributed income of investments in unconsolidated joint ventures	159		243		946
Interest component of rental expense	97		126		445
EARNINGS	$61,718		$60,395		$230,118

Fixed charge calculation:
Interest expense	$26,401		$25,770		$101,006
Scheduled principal payments	3,852		2,677		14,272
Preferred dividends	5,275		4,859		21,170
FIXED CHARGE	$35,528		$33,306		$136,448

Capitalized interest	$1,268		$1,007		$4,267

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004, balance includes $1.2 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, LP in 2003.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness

Fixed Rate Debt:

Secured Mortgage Indebtedness
Merchants Park / The Crossing at Fry Road	John Hancock	$20,482	7.810%	07/01/04	1.10%
Briggsmore Plaza	AETNA Life Insurance	95	8.288%	08/01/04	0.01%
Genesee Valley Shopping Center	Nationwide Life Insurance	7,612	8.850%	02/10/05	0.41%
Roundtree Place	Nationwide Life Insurance	6,225	8.850%	02/10/05	0.33%
Grant Mills Station	Laureate Realty Services	6,694	8.850%	02/10/05	0.36%
Lagniappe Village Shopping Center	Laureate Realty Services	5,538	8.850%	02/10/05	0.30%
Mist Lake Plaza	Banker Financial	8,445	8.850%	02/10/05	0.45%
Panama City Square	First Union National Bank	12,505	6.750%	10/01/05	0.67%
Harpers Station I	Columbus Life Insurance Company	11,408	8.000%	10/14/05	0.61%
Harpers Station II	Columbus Life Insurance Company	1,361	8.750%	10/14/05	0.07%
Parkway Plaza I	Sun Life Assurance Company	8,427	7.630%	04/01/06	0.45%
Parkway Plaza II	Sun Life Assurance Company	2,405	8.020%	04/01/06	0.13%
Alexis Park	SECORE Financial	4,465	9.390%	10/01/06	0.24%
Normandy Plaza	State Farm Life Insurance Company	2,835	8.200%	02/01/07	0.15%
Montebello Plaza	Nationwide Life Insurance	3,838	9.625%	03/05/07	0.21%
Crown Point	Jackson National Life Insurance	7,085	8.120%	05/01/07	0.38%
Skyway Plaza	LaSalle National Bank	3,604	9.250%	05/01/07	0.19%
Dickson City Crossings I	General American Life Insurance Co.	12,215	8.650%	12/01/07	0.66%
Dickson City Crossings II	General American Life Insurance Co.	2,439	8.870%	12/01/07	0.13%
Westminster City Center	Wells Fargo Bank, N.A.	28,189	6.690%	02/01/08	1.51%
42 properties (REMIC)	SECORE Financial	152,126	6.670%	06/01/08	8.17%
Glengary Shopping Center	Lehman Brothers Holdings, Inc.	3,920	7.320%	12/01/08	0.21%
Brice Park	USG Annuity and Life	2,966	7.875%	02/01/09	0.16%
London Marketplace	Aegon USA Realty	3,698	8.265%	04/01/09	0.20%
Paradise Plaza	CIGNA	1,630	9.150%	04/01/09	0.09%
Tuckernuck Square	LaSalle National Bank	5,377	7.880%	08/01/09	0.29%
Perry Marketplace	American Express	3,657	9.000%	10/01/09	0.20%
Bristol Plaza	Sun Life Assurance Company	6,165	8.090%	11/01/09	0.33%
Festival Center	KeyBank National Association	2,493	8.240%	01/01/10	0.13%
Sunshine Square	Sun Life Assurance Company	7,381	8.490%	05/31/10	0.40%
Marwood Plaza	Sun Life Assurance Company	4,285	8.280%	06/01/10	0.23%
Saddletree Village Shopping Center	Aegon USA Realty	1,615	8.250%	06/01/10	0.09%
Hampton Village Centre	Deutsche Banc Capital LLC	29,222	8.530%	06/30/10	1.57%
Greentree	SFERS	5,012	8.240%	10/01/10	0.27%
Merchant’s Central	SFERS	6,229	8.240%	10/01/10	0.33%
Northside Plaza	SFERS	2,187	8.240%	10/01/10	0.12%
Habersham Crossing	SFERS	3,690	8.240%	10/01/10	0.20%
Johnstown Galleria Outparcel	Holliday Fenoglio Fowler	2,439	8.000%	07/01/11	0.13%
Merchants Crossing	American Equity Investment	5,225	7.630%	09/14/11	0.28%
Hunt River Commons	Nationwide Life Insurance	7,308	7.070%	10/01/11	0.39%
Chapel Square	American National	1,588	9.250%	02/01/13	0.09%
Florence Square I	Nationwide Life Insurance	13,431	7.400%	04/01/13	0.72%
Florence Square II	Nationwide Life Insurance	1,305	8.500%	04/01/13	0.07%
Florence Square III	Nationwide Life Insurance	1,008	8.320%	04/01/13	0.05%
Northgate	State Farm Life Insurance Company	6,172	8.750%	06/30/13	0.33%
University IV	IDS Life Insurance Company	1,923	8.250%	03/01/15	0.10%
Riverview Plaza	Protective Life	4,488	8.625%	09/01/15	0.24%
Green Acres	Protective Life	10,986	7.500%	07/01/16	0.59%
Lexington Town Square	American Enterprise	1,794	8.500%	10/01/16	0.10%
Midway Market Square	MONY	16,795	8.180%	12/01/16	0.90%
Elkhart Market Centre	Protective Life	13,010	7.500%	08/01/18	0.70%
Northshore Plaza	IDS Life Insurance Company	3,688	8.050%	02/01/20	0.20%
Covered Bridge	Protective Life	2,698	7.500%	06/01/20	0.14%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Summary of Outstanding Debt

(In thousands)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness

Olympia Corners	Protective Life	5,300	7.500%	06/01/20	0.28%
Sun Plaza	Protective Life	9,854	7.500%	06/01/20	0.53%
The Vineyards	Protective Life	8,192	7.500%	06/01/20	0.44%
Arvada Plaza	American Centurion	2,118	7.670%	05/01/21	0.11%
Aurora Plaza	Protective Life	6,361	7.500%	06/01/21	0.34%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,757	7.880%	06/01/21	0.26%
Hilltop Plaza	IDS Life Insurance Company	5,737	7.640%	06/01/21	0.31%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,864	7.320%	03/01/28	0.21%

TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$537,561	7.609%		28.87%

Unsecured Notes
6.88%, 7 Year Unsecured Notes (1)	—	$75,000	6.875%	10/15/04	4.03%
7.75%, 10 Year Unsecured Notes	—	100,000	7.750%	04/06/05	5.37%
7.35%, 10 Year Unsecured Notes	—	30,000	7.350%	06/15/07	1.61%
5.88%, 5 Year Unsecured Notes	—	250,000	5.875%	06/15/07	13.43%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	8.06%
4.50%, 7 Year Unsecured Notes (2)	—	150,000	4.500%	02/01/11	8.06%
5.50%, 10 Year Unsecured Notes	—	50,000	5.500%	11/20/13	2.69%
3.75%, 20 Year Unsecured Notes (3)	—	115,000	3.750%	06/01/23	6.18%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.54%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.34%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.54%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.54%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.34%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.34%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.34%

TOTAL FIXED RATE UNSECURED NOTES		$1,050,000	6.122%		56.39%

CAPITAL LEASES		$28,482	7.500%	06/20/31	1.53%

TOTAL FIXED RATE DEBT		$1,616,043	6.641%		86.79%

Variable Rate Debt (4):

Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	2.430%	12/01/06	0.78%
Highland Commons	GE Financial Assurance	3,777	6.375%	12/01/09	0.20%
Lexington Road Plaza	Great Northern Insured Annuity	6,794	7.375%	09/01/11	0.36%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$25,071	4.364%		1.35%

Credit Facilities
$350 Million Revolving Credit Facility	Fleet National Bank	$121,000	2.180%	04/25/05	6.50%
$100 Million Secured Term Loan Facility	Fleet National Bank	100,000	2.380%	09/29/06	5.37%

TOTAL CREDIT FACILITIES		$221,000	2.270%		11.87%

TOTAL VARIABLE RATE DEBT		$246,071	2.484%		13.21%

TOTAL DEBT		$1,862,114	6.092%		100.00%

Net Unamortized Premiums on Mortgages		$15,990
Net Unamortized Discount on Notes		(3,834)
Impact of Swap Agreements on Notes (1)		4,180
TOTAL DEBT - NET		$1,878,450

(1) The Company has entered into a two-year reverse swap agreement with Fleet National Bank related to $50.0 million outstanding under its 6.88%, 7-Year Unsecured Notes maturing October 15, 2004.  Under the agreement, Fleet National Bank will pay to the Company the difference between the fixed rate of the swap, 4.357%, and the floating rate option, which is the 6-month LIBOR rate, in arrears.

(2) On February 6, 2004, the Company issued $150 million aggregate principal amount of unsecured, 7-year fixed rate notes with a coupon of 4.5%.  Concurrent with the pricing, the Company entered into interest rate swaps that effectively converted the interest rate on $100 million of the notes from a fixed rate to a blended floating rate of 39 basis points over the 6-month LIBOR rate.

(3) On May 19, 2003, the Company completed a public offerince of $100 million of 3.75% Convertible Senior Notes due 2023.  On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes.  The notes are convertible into New Plan stock, upon the occurrence of certain events, at an initial conversion price of $25.00 per share.  The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(4) The Company incurs interest on these obligations using either the 30-day LIBOR rate or Moody’s A Corporate Bond Index which were 1.09% and 3.36%, respectively, as of March 31, 2004, plus spreads ranging from 105 to 375 basis points, as determined by the applicable loan agreement.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(In thousands)

	Scheduled Amortization	Scheduled Maturities		Total Debt Maturing	Percent of Debt Maturing
2004	$12,152	$95,312		$107,464	5.77%
2005	15,738	279,132	(1)	294,870	15.84%
2006	15,719	128,034	(2)	143,753	7.72%
2007	15,025	305,573		320,598	17.22%
2008	13,057	174,325		187,382	10.06%
2009	11,020	166,985		178,005	9.56%
2010	10,065	51,180		61,245	3.29%
2011+	109,498	459,299		568,797	30.55%
	$202,274	$1,659,840		$1,862,114	100.00%

	Net Unamortized Premiums on Mortgages			$15,990
	Net Unamortized Discount on Notes			(3,834)
	Impact of Swap Agreements on Notes			4,180
	TOTAL DEBT - NET			$1,878,450

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	7.9 years	2.0 years	7.1 years
Excluding capital leases and credit facilities	7.6 years	4.4 years	7.5 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (3)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	51%	Yes
Total secured debt to total asset value	< 40%	18%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	203%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	270%	Yes

Unencumbered Properties Summary:

	# of Properties	GLA
Unencumbered properties	275	37,185
Encumbered properties	107	15,334
	382	52,519

(1) Scheduled maturities include $121.0 million representing the balance of the $350 Million Revolving Credit Facility drawn as of March 31, 2004 and maturing April 25, 2005, with a one-year extension option.

(2) Scheduled maturities include $100.0 million representing the balance of the $100 Million Secured Term Loan Facility drawn as of March 31, 2004 and maturing September 29, 2006.

(3) For a complete listing of Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

2004 Acquisitions

	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built (4)

Property Acquisitions
1Q 2004
New Britain Village Square	S	Chalfont, PA	01/09/04	$23,387,877	8.6%	$2,019,000	143,716	97%	Genuardi’s Family Market	1989
Clearwater Mall (5)	S	Clearwater, FL	01/30/04	30,000,000	8.0%	2,400,000	292,402	91%	Linens N’ Things, Ross	2003
Elk Grove Town Center	S	Elk Grove Village, IL	01/30/04	21,000,000	8.5%	1,791,000	131,849	100%	Dominick’s Foods, Walgreen	1998
Villa Monaco	S	Denver, CO	02/19/04	12,000,000	8.9%	1,071,000	122,763	91%	King Soopers	1978
Florence Square	S	Florence, KY	03/17/04	39,475,000	8.9%	3,517,000	360,608	95%	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx	2000
Total				$125,862,877	8.6%	$10,798,000	1,051,338

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Acquired the remaining 50 percent interest in the property.  Cap-rate and NOI calculated on a stabilized basis.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

2004 Dispositions

	Property Type (1)	Location	Sale Date	Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA / Acres	Percent Leased (3)	Year Built (4)

Property Dispositions
1Q 2004
Land at Westgate	L	Dublin, GA	01/09/04	$1,250,000	$781,840	$468,160	—	—	11.8 acres	—	—
Brookshire’s (lease assigned from Safeway)	T	West Monroe, LA	01/27/04	2,000,000	1,843,600	156,400	9.9%	$198,000	41,293	100%	1981
Edgebrook Plaza	S	Houston, TX	03/18/04	6,050,000	5,260,080	789,920	9.1%	551,000	100,170	96%	1987
				$9,300,000	$7,885,520	$1,414,480	—	$749,000	141,463

(1) L - Land, S - Shopping Center, T - Single Tenant Property

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

2004 Redevelopment / Outparcel Development Activities

					Construction			Expected	Expected
	Location	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Total Project Cost	Stabilized Return on Cost (2)

Redevelopment Activities

Paseo del Norte	Albuquerque, NM	Develop shopping center and replace anchor tenant	58,000	5%	Jul-02	Jul-04	90%	$2,838,707	11.0%
Superior Marketplace	Superior, CO	Completion of Phase I development and Phase II development	295,602	98%	Aug-02	Jun-04	73%	20,200,000	11.9%
Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building and 13,200 SF outparcel building	255,391	82%	Mar-03	Mar-04	75%	4,952,500	9.4%
Ivyridge	Philadelphia, PA	Construction of a new 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	107,316	78%	Apr-03	Feb-05	25%	7,800,000	10.0%
Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	147,602	71%	May-03	Nov-04	55%	4,107,345	12.4%
Market Place	Piqua, OH	Construction of a new 69,133 SF Kroger and addition of 12,800 SF of new retail space	183,139	82%	May-03	Nov-04	35%	2,990,205	10.3%
Cave Spring Corners	Roanoke, VA	Construction of a new 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	147,039	60%	May-03	Dec-04	30%	2,092,753	13.0%
Sunshine Square	Medford, NY	Construction of a new 65,000 SF Stop & Shop and façade renovation	230,235	96%	Jun-03	Jan-04	25%	4,796,792	15.2%
Clear Lake Camino South	Houston, TX	Construction of a new 14,471 SF freestanding Eckerd, re-leasing of former grocer space and re-tenanting	101,030	97%	Jun-03	Jun-04	85%	4,918,640	12.1%
The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	299,798	72%	Jul-03	May-05	40%	20,000,000	10.5%
Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a new 85,000 SF Burlington Coat Factory and additional retail shops	111,819	83%	Jul-03	Jul-04	55%	2,013,110	10.5%
Metro 580	Pleasanton, CA	Construction of a new 88,000 SF Kohl’s and reconfigure the remaining anchor space	156,123	44%	Sep-03	Dec-04	35%	4,592,467	11.9%
J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office	192,985	43%	Sep-03	Sep-05	45%	4,193,100	14.0%
Fashion Corner	Saginaw, MI	Phase III re-tenanting of former Kids R Us and combining of adjacent spaces to create two new anchor stores and façade renovation of that area	175,182	60%	Sep-03	Apr-04	85%	1,069,000	11.5%
New Chastain Corners	Marietta, GA	Increased lease commitment and renovation of existing Kroger, development of outparcel with Bank Of America and shopping center renovation	108,380	95%	Oct-03	May-04	65%	488,245	12.9%
Chapman Square	Knoxville, TN	Renovation and expansion of existing Kroger and shopping center redevelopment	53,591	75%	Oct-03	Jun-04	55%	726,286	13.5%
Maplewood Mall	Houston, TX	Eliminate enclosed mall area to increase parking and tenant visibility and re-tenant space	95,638	88%	Oct-03	May-04	50%	1,845,737	11.0%
Irving West	Irving, TX	Re-tenant former Winn-Dixie with new specialty grocer and renovate existing small shop space	70,056	93%	Oct-03	Apr-04	70%	1,650,859	14.4%
Bethel Park	Bethel Park, PA	Replacement and expansion of former Ames to accommodate a new 98,462 SF Wal-Mart and increased lease commitment and addition of fuel center at existing Giant Eagle	227,293	100%	Nov-03	Jun-04	40%	1,281,389	10.1%
South Plaza	Norwich, NY	Redevelopment of former Ames with a 29,272 SF Tractor Supply and 10,000 SF of retail shops	143,665	79%	Dec-03	Jun-04	30%	990,414	13.3%
Bay Forest	Houston, TX	Expansion of Kroger to 65,000 SF and redevelopment of shopping center	71,469	100%	Dec-03	Nov-04	10%	692,493	11.9%
Northeast Plaza (4)	Atlanta, GA	Remerchandising of shopping center with additional anchor tenants and shopping center renovation	431,089	89%	Jan-04	Nov-04	20%	4,212,090	11.6%
Wisteria Village	Snellville, GA	Replacement and expansion of former Winn-Dixie by 12,000 SF to accommodate a new 57,425 SF Hobby Lobby	176,646	99%	Jan-04	Sep-04	10%	1,153,810	10.0%
Washtenaw Fountain Plaza (4)	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	136,103	91%	Jan-04	Aug-04	25%	1,383,776	10.0%
Rockland Plaza	Nanuet, NY	Expansion of Marshalls by 10,000 SF, replacement of 18,000 SF Odd-Job with Petco and shopping center renovation	248,067	92%	Jan-04	Oct-04	20%	3,392,383	12.5%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

2004 Redevelopment / Outparcel Development Activities

					Construction			Expected	Expected
	Location	Project Description	Adjusted GLA	Percent Leased (1)	Expected Start Date	Expected Completion Date	Percent Complete	Total Project Cost	Stabilized Return on Cost (2)
Brentwood Plaza	Cincinnati, OH	Construction of a new 69,133 SF Kroger and shopping center renovation	221,700	96%	Jan-04	Jan-05	20%	6,692,734	10.6%
Island Plaza (4)	James Island, SC	Remerchandise former Kmart with a multi-tenant building	167,101	100%	Jan-04	Jun-04	30%	1,718,916	10.8%
Festival Centre (4)	North Charleston, SC	Addition of two new anchors, remerchandise small shop space and shopping center renovation	322,876	93%	Jan-04	Nov-04	20%	2,443,330	13.0%
Western Village (4)	Cincinnati, OH	Construction of a new 76,000 SF Kroger and 30,000 SF of retail shops	115,450	92%	Feb-04	Jun-05	10%	5,802,868	11.1%
Transit Road Plaza (4)	Lockport, New York	Remerchandise former Kmart with a multi-tenant building	138,120	59%	Mar-04	Feb-05	10%	3,939,288	10.3%
							Total	$124,979,237

Outparcel Development Activities

Colonial Marketplace	Orlando, FL	Purchase adjacent 7,200 SF building to lease and renovate	136,023	39%	Mar-03	Apr-04	65%	$1,539,000	12.1%
Northland	Watertown, NY	Construction of a 11,500 SF Kinney Drug	134,166	27%	Jul-03	May-04	75%	1,328,026	12.3%
Moundsville Plaza	Moundsville, WV	Construction of a 5,400 SF Blockbuster	181,846	74%	Jul-03	Apr-04	20%	761,984	11.3%
Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	187,400	99%	Jan-04	Feb-05	10%	1,592,813	10.7%
							Total	$5,221,823

Joint Venture Redevelopment Activities

Clinton Crossing (4)	Clinton, MS	Redevelopment of former Wal-Mart with a new 46,873 SF Winn-Dixie and 14,000 SF of retail shops	101,073	100%	Apr-04	Jan-05	5%	$6,837,878	14.9%

					Construction			Expected	Expected
				Percent			Percent	Total	Stabilized Return
	Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Completed 2004 Redevelopment/ Outparcel Development Activities

Sun Plaza	Ft. Walton Beach, FL	Construction of a new 44,480 SF Publix and 4,200 SF of retail shops	155,118	97%	Feb-03	Jan-04	100%	$4,446,923	12.1%
Westgate	Dublin, GA	Sale of land to Home Depot for construction of a 95,000 SF store and construction of 19,000 SF of retail shops and outparcel leased to McDonald’s	118,694	92%	Feb-03	Jan-04	100%	2,040,807	10.8%
Perry Marketplace	Perry, GA	Redevelopment of former Kmart into a multi-tenant building	179,973	96%	Apr-03	Jan-04	100%	1,182,609	11.9%
Westgate Manor	Rome, NY	Expansion of shopping center by 10,000 SF to accommodate Big Lots expansion	65,813	94%	Oct-03	Feb-04	100%	589,019	10.6%
							Total	$8,259,358

							TOTAL 2004 REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES	$145,298,296

(1) Includes all leases in force at March 31, 2004, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales.

(4) Indicates project added during 1Q 2004.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Type Summary

(Includes 100 Percent of Joint Venture Projects)

	# of Properties	GLA	Leased GLA	ABR

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	326	45,219,240	41,644,162	$327,656,309
Single Tenant Properties	15	417,862	369,862	2,264,620
Enclosed Malls / Specialty Retail Properties	4	1,732,680	1,225,812	14,020,496
Miscellaneous Properties	7	34,760	34,760	362,910
	352	47,404,542	43,274,596	$344,304,335

Redevelopment Properties
Community and Neighborhood Shopping Centers	30	5,114,216	4,230,101	$33,300,778

COMPANY TOTAL PORTFOLIO	382	52,518,758	47,504,697	$377,605,113

Joint Venture Projects (1)
Stabilized Properties	20	3,774,034	3,639,037	$42,998,582
Redevelopment Properties (2)	1	26,200	26,200	276,886
	21	3,800,234	3,665,237	$43,275,468

TOTAL PORTFOLIO	403	56,318,992	51,169,934	$420,880,581

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	346	48,993,274	45,283,199	$370,654,891
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	31	5,140,416	4,256,301	33,577,664
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	377	54,133,690	49,539,500	404,232,555

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (3)

			ABR
	Leased GLA	Percent of Shopping Centers Leased GLA	Amount	Per Foot	Percent of Shopping Centers ABR
Anchor Tenants	30,714,792	62.0%	$188,196,035	$6.13	46.6%
Non-anchor Tenants	18,824,708	38.0%	216,036,520	11.48	53.4%
	49,539,500	100.0%	$404,232,555	$8.16	100.0%

(1) All projects are community and neighborhood shopping centers.

(2) Includes CA New Plan Venture Fund Redevelopment Properties.

(3) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Type Summary

(Includes Pro Rata Share of Joint Venture Projects)

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Company ABR	Amount	Percent of Company NOI

COMPANY TOTAL PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	326	45,219,240	92%	41,644,162	$327,656,309	84.8%	$73,207,906	86.2%
Single Tenant Properties	15	417,862	89%	369,862	2,264,620	0.6%	430,014	0.5%
Enclosed Malls / Specialty Retail Properties	4	1,732,680	71%	1,225,812	14,020,496	3.6%	3,725,416	4.4%
Miscellaneous Properties	7	34,760	100%	34,760	362,910	0.1%	(78,832)	-0.1%
	352	47,404,542	91%	43,274,596	$344,304,335	89.1%	$77,284,504	91.0%

Redevelopment Properties
Community and Neighborhood Shopping Centers	30	5,114,216	83%	4,230,101	$33,300,778	8.6%	$7,681,394	9.0%

COMPANY TOTAL PORTFOLIO	382	52,518,758	90%	47,504,697	$377,605,113	97.7%	$84,965,898	100.0%

Joint Venture Projects (2)
Stabilized Properties	20	735,391	96%	708,045	$8,824,339	2.3%
Redevelopment Properties (3)	1	2,620	100%	2,620	27,689	0.0%
	21	738,011	96%	710,665	$8,852,028	2.3%

TOTAL PORTFOLIO	403	53,256,769	91%	48,215,362	$386,457,141	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	346	45,954,631	92%	42,352,207	$336,480,648
TOTAL REDEVELOPMENT / IN-PROCESS DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	31	5,116,836	83%	4,232,721	33,328,467
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS, INCLUDING JOINT VENTURE PROJECTS	377	51,071,467	91%	46,584,928	369,809,115

(1) Data includes approximately $1.255 million of Quarterly NOI from properties classified as discontinued operations under SFAS 144.

(2) All projects are community and neighborhood shopping centers.

(3) Includes CA New Plan Venture Fund Redevelopment Properties.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Properties by State / Region

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	90%	760,014	1.4%	1.1%
Arizona	7	87%	935,173	1.8%	1.8%
Arkansas	2	95%	237,991	0.4%	0.4%
California	15	87%	2,505,306	4.7%	7.0%
Colorado	6	99%	1,025,944	1.9%	2.9%
Delaware	2	94%	135,784	0.3%	0.1%
Florida	36	86%	5,434,583	10.2%	11.2%
Georgia	34	93%	3,539,376	6.6%	5.7%
Illinois	8	87%	1,393,984	2.6%	3.1%
Indiana	10	85%	1,333,487	2.5%	1.6%
Iowa	3	96%	550,493	1.0%	0.8%
Kentucky	12	92%	2,165,810	4.1%	3.7%
Louisiana	5	97%	697,048	1.3%	0.8%
Maryland	2	90%	278,948	0.5%	0.5%
Massachusetts	2	100%	348,917	0.7%	0.5%
Michigan	19	95%	2,924,526	5.5%	6.1%
Minnesota	1	100%	55,715	0.1%	0.1%
Mississippi	3	100%	96,576	0.2%	0.1%
Nebraska	1	100%	4,000	0.0%	0.0%
Nevada	3	86%	586,126	1.1%	1.0%
New Jersey	6	94%	885,151	1.7%	2.0%
New Mexico	3	52%	119,101	0.2%	0.1%
New York	26	84%	3,608,057	6.8%	5.8%
North Carolina	15	95%	1,893,983	3.6%	3.0%
Ohio	23	91%	3,673,101	6.9%	6.5%
Pennsylvania	16	89%	2,600,887	4.9%	5.5%
Rhode Island	1	91%	148,258	0.3%	0.3%
South Carolina	7	96%	790,089	1.5%	1.2%
Tennessee	15	96%	1,882,236	3.5%	3.2%
Texas	90	91%	9,379,610	17.6%	18.2%
Utah	3	98%	606,833	1.1%	0.9%
Virginia	13	93%	1,684,524	3.2%	3.1%
West Virginia	3	87%	356,721	0.7%	0.6%
Wisconsin	3	94%	458,267	0.9%	0.7%
Wyoming	1	96%	160,150	0.3%	0.3%

	403	91%	53,256,769	100%	100%

Region (1)
East	105	90%	14,897,129	28.0%	26.3%
Midwest	69	91%	10,553,723	19.8%	19.2%
South	192	91%	22,027,434	41.4%	40.8%
West	37	89%	5,778,483	10.9%	13.7%

	403	91%	53,256,769	100%	100%

(1) NCREIF Regions

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Same Property NOI Analysis (In thousands, except property statistics)

	Three Months Ended		Percent
	03/31/04	03/31/03	Change
Analysis Specific Property Statistics (1):
Number of properties included in analysis	309	309
Gross leasable area	40,988,528	40,988,528
Percent leased	92.0%	93.4%	-1.4%
Termination Fees: (2)	$19	$458

Rental revenues	$96,406	$95,819	0.6%
Rental operating expenses	30,495	30,149	1.1%
SAME PROPERTY NOI (GAAP BASIS)	$65,911	$65,670	0.4%
Operating margin (GAAP basis)	68.4%	68.5%	-0.2%
Straight-line rent adjustment	1,249	1,173	6.5%
SAME PROPERTY NOI	$64,662	$64,497	0.3%
Operating margin	67.1%	67.3%	-0.2%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$96,406	$95,819
Non-same property rental revenues	29,098	24,379
TOTAL RENTAL REVENUES	125,504	120,198
Same property rental operating expenses (1)	30,495	30,149
Non-same property rental operating expenses	10,180	9,577
TOTAL RENTAL OPERATING EXPENSES	40,675	39,726
TOTAL NOI (1)	84,829	80,472
SAME PROPERTY JOINT VENTURE NOI (1)	1,118	1,027
CONSOLIDATED NOI	83,711	79,445
Total other income	2,765	3,824
Total other expenses	(52,402)	(48,540)
Gain on sale of real estate	1,217	—
Impairment of real estate	—	—
Minority interest in income of consolidated partnership	(260)	(401)
Income from discontinued operations	2,366	861
NET INCOME	$37,397	$35,189

(1) Includes pro rata share of same property joint venture projects.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance.  Net Operating Income (“NOI”) is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense.  Same Property NOI excludes the NOI of properties that have undergone or are undergoing redevelopment during the applicable periods, as well as properties acquired or disposed of during the periods presented.  The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (determined accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Top Ten Tenants

	Tenant	Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	49	2,432,174	4.6%	$15,606,855	4.0%
2	Wal-Mart Stores (2)	29	3,229,798	6.1%	13,515,061	3.5%
3	Kmart Corporation	29	2,659,362	5.0%	10,617,645	2.7%
4	Ahold USA (3)	21	1,071,832	2.0%	8,526,951	2.2%
5	The TJX Companies (4)	33	1,029,992	1.9%	6,936,760	1.8%
6	Winn-Dixie Stores (5)	20	833,648	1.6%	5,211,795	1.3%
7	Publix Super Markets	19	740,963	1.4%	5,038,733	1.3%
8	Delhaize America (6)	24	786,681	1.5%	4,961,452	1.3%
9	J.C. Penney Company (7)	42	745,509	1.4%	4,665,751	1.2%
10	Safeway, Inc.	11	464,984	0.9%	3,826,228	1.0%
		277	13,994,943	26.3%	$78,907,232	20.4%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes BI-LO, Food Max, Giant, Martin’s, Stop & Shop and Tops Market.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Save Rite Grocery Warehouse and Winn-Dixie.

(6) Includes Food Lion, Harveys and Kash n’ Karry.

(7) Includes Eckerd and JCPenney.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

New Lease Summary

NEW LEASE SUMMARY

	Number	GLA	Total New ABR	Tenant Improvements Committed	Leasing Commissions
1Q 2004	164	964,036	$7,938,803	$2,257,352	$957,257
psf			8.23	2.34	0.99

RENEWAL LEASE SUMMARY (1)

			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2004	173	575,060	$5,855,999	$6,170,759	$314,760	5.4%
psf			10.18	10.73	0.55

(1) Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Data includes all leases in force at March 31, 2004, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Lease Expiration Schedule

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2004	1065	3,491,285	7.24%	$8.79	7.95%
2005	1159	5,285,224	10.96%	8.09	11.07%
2006	1154	5,187,197	10.76%	8.72	11.70%
2007	955	4,807,002	9.97%	8.80	10.95%
2008	836	4,857,777	10.08%	8.36	10.51%
2009	437	4,089,106	8.48%	7.41	7.85%
2010	195	2,881,842	5.98%	7.10	5.30%
2011	160	2,315,040	4.80%	7.83	4.69%
2012	129	1,289,711	2.67%	9.02	3.01%
2013	146	2,204,057	4.57%	7.56	4.31%
2014+	340	11,807,121	24.49%	7.42	22.67%
	6,576	48,215,362	100.0%	$8.02	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes pro rata share of joint venture projects.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
Stabilized Properties

	Community and Neigh borhood Shopping Centers
1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	100%	$380,318	Big B Drugs,Winn-Dixie
2	Riverview Plaza	Gadsden	AL	1990	10/12/95	147,621	100%	971,590	Wal-Mart
3	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	67%	930,435	Wal-Mart
4	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,422,619	Wal-Mart
5	Conway Towne Center	Conway	AR	1986	12/12/02	177,149	93%	1,205,366	JC Penney	Office Depot
6	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	94%	1,181,549	Food City, Osco Drugs
7	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	97%	741,474	Kmart, Roomstores of Phoenix
8	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	98%	694,392	Food City
9	Sun Valley Plaza	Mesa	AZ	1981	05/31/94	107,405	51%	317,618	Family Dollar
10	Metro Marketplace	Phoenix	AZ	2001	06/21/91	251,175	78%	2,007,875	Office Max, Toys R Us
11	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,609,224	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart
12	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	96%	1,890,158	Circuit City, Longs Drugs	Mervyn’s
13	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	426,334	—
14	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,264	100%	1,556,226	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
15	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	695,140	Big Lots, Kmart
16	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	93%	1,836,529	Home Depot, PETsMART, Smart & Final	Mervyn’s
17	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	849,152	United Artists
18	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	91%	725,676	Big Lots, Grocery Outlet	In Shape Health Club
19	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	98%	3,043,722	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
20	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	810,259	Albertsons, Kmart, Rite Aid
21	Rose Pavilion	Pleasanton	CA	1994	02/27/98	292,848	90%	4,518,193	Levitz Furniture, Macy’s Home Store	Long’s Drugs
22	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	100%	1,982,652	T.J. Maxx	Ralphs, Rite Aid
23	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	96%	1,659,096	Big Lots, PETCO, Rite Aid, Trader Joe’s	Michaels
24	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	93%	2,272,661	Stater Bros., Stein Mart
25	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	474,117	Arc Thrift Store, King Soopers
26	Aurora Plaza	Aurora	CO	1996	12/12/02	157,786	100%	935,655	Big Lots, King Soopers, Latino Cinema
27	Villa Monaco	Denver	CO	1978	02/19/04	122,763	91%	1,058,301	King Soopers
28	Westminster City Center	Westminster	CO	1996	12/16/97	341,600	100%	4,472,981	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
29	Brooksville Square	Brooksville	FL	1987	03/28/94	191,202	50%	810,233	Publix, Walgreens
30	Clearwater Mall	Clearwater	FL	2003	01/30/04	292,402	91%	4,619,831	Linens N’ Things, Ross	Costco, Lowe’s, Target
31	Coconut Creek	Coconut Creek	FL	2002	03/01/02	264,846	80%	2,495,022	Big Lots, Publix
32	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,301,527	Kmart, Publix
33	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	98%	1,056,938	Bealls Outlet, Big Lots, Publix
34	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	155,118	97%	1,260,672	Circuit City, Office Depot, Publix, T.J. Maxx
35	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	90%	836,453	Family Dollar, Winn-Dixie
36	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	628,153	Eckerd, Family Dollar, Winn-Dixie
37	Regency Park	Jacksonville	FL	2003	06/16/97	333,948	80%	2,287,310	Babies R Us, Marshalls, Rhodes Furniture
38	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	100%	744,167	Kash n’ Karry
39	Eastgate S.C.	Lake Wales	FL	1994	05/20/94	102,161	7%	62,220	—	Winn-Dixie
40	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	92%	662,142	International Super Buffet
41	Miami Gardens	Miami	FL	1996	10/06/97	244,719	99%	2,287,849	Kmart, Ross, Winn-Dixie
42	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,750,065	Kmart, Publix
43	Southgate	New Port Richey	FL	1992	08/27/97	262,911	97%	860,730	Big Lots, Publix
44	Presidential Plaza	North Lauderdale	FL	1995	04/18/97	88,306	94%	670,342	Family Dollar, Winn-Dixie
45	Colonial Marketplace	Orlando	FL	1999	04/01/98	136,023	39%	472,344	Office Max	Target
46	Silver Hills	Orlando	FL	1985	03/01/02	108,811	99%	493,358	AutoZone, Buddy’s Home, Winn-Dixie
47	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	96%	954,475	Publix
48	Panama City Square	Panama City	FL	1992	06/25/03	289,119	93%	1,665,393	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
49	Pensacola Square	Pensacola	FL	1995	12/12/02	134,806	93%	1,152,060	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
50	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	501,591	Walgreens, Winn-Dixie
51	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	853,216	Burlington Coat Factory, T.J. Maxx

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
52	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	82%	918,576	Publix
53	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	99%	1,127,292	Big Lots, Winn-Dixie
54	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	93%	734,657	Dollar Tree, Kash n’ Karry, Walgreens
55	Downtown Publix	Stuart	FL	2000	03/01/02	153,196	95%	1,259,545	Publix, Schumacher Music
56	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	127,965	71%	867,981	Publix
57	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	667,248	Big Lots, Food Lion
58	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	408,844	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
59	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	93%	940,678	Belk’s, Harveys
60	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	100%	612,181	Bealls Outlet, Big Lots, Food Lion
61	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	100%	448,988	CVS, Save Rite Grocery Warehouse
62	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%	577,169	Badcock Furniture, Kroger
63	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	100%	418,224	BI-LO, Family Dollar
64	Cordele Square	Cordele	GA	2002	07/11/90	128,927	95%	611,459	Belk’s, Goody’s, Harvey Foods
65	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	51%	70,315	Fred’s Dollar Store
66	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	823,822	B.C. Moore, Wal-Mart
67	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	759,498	Kmart, Winn-Dixie
68	Covington Gallery	Covington	GA	1991	12/30/93	174,857	100%	1,066,600	Ingles, Kmart
69	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	516,077	BI-LO, Family Dollar
70	Midway Village	Douglasville	GA	1989	05/01/97	73,028	91%	470,632	Save Rite Grocery Warehouse
71	Westgate	Dublin	GA	2004	07/11/90	118,694	92%	593,457	Beall’s, Big Lots, Food Max
72	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	98%	430,132	Marshalls
73	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	90%	1,646,657	Ace Hardware, Kroger
74	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	96%	426,789	Family Dollar, Marshalls
75	Merchants Crossing	Newnan	GA	1988	12/12/02	174,059	57%	686,394	Hastings, Kroger
76	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	96%	749,045	Ace Hardware, Bealls Outlet, Fred’s, Kroger
77	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	590,639	Save Rite Grocery Warehouse
78	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	69%	170,272	—	Wal-Mart
79	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	99%	825,425	Eisenhower Cinema, Food Lion
80	Victory Square	Savannah	GA	1998	07/02/92	168,514	78%	1,051,992	Food Lion, Scotty’s
81	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	566,099	—
82	Tift-Town	Tifton	GA	1965	07/11/90	58,818	87%	226,404	Bealls Outlet, CVS, Family Dollar, Salvation Army
83	Westgate	Tifton	GA	1980	07/11/90	16,307	100%	142,100	—
84	Haymarket Mall	Des Moines	IA	2002	05/12/95	240,372	95%	1,216,866	Burlington Coat Factory, Hobby Lobby
85	Haymarket Square	Des Moines	IA	2002	05/12/95	269,803	95%	1,557,218	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
86	Festival Center	Bradley	IL	2000	12/12/02	63,796	23%	126,057	Dollar General
87	Southfield Plaza	Bridgeview	IL	2000	12/03/96	198,331	91%	1,800,055	Dominick’s Foods, Hobby Lobby
88	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	100%	418,070	Big Lots, Hobby Lobby
89	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	99%	1,909,357	Dominick’s Foods, Walgreen
90	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	100%	489,047	Cub Foods, Stone’s Hallmark
91	Westridge Court	Naperville	IL	2002	07/18/97	454,183	86%	4,936,782	Borders, CompUSA, Cub Foods, Linens ‘N Things, Marshalls, Nova 8 Theatre
92	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	90%	881,334	Jewel-Osco
93	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	662,124	CVS, Martin’s Super Market
94	Elkhart Market Centre	Goshen	IN	1994	12/12/02	349,115	94%	1,798,691	Sam’s Wholesale Club, Wal-Mart
95	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	100%	758,946	CVS, Fashion Bug Plus, Kroger
96	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	98%	393,117	Family Dollar, Lo Bill Foods, Murray’s
97	Jasper Manor	Jasper	IN	1990	02/18/92	194,120	80%	707,918	Holiday Foods, JC Penney, Kmart
98	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	85%	264,286	—	Wal-Mart
99	Town Fair	Princeton	IN	1991	02/09/93	113,939	100%	488,089	Goody’s, Kmart
100	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	95%	323,097	Buehler Foods	Big Lots
101	Wabash Crossing	Wabash	IN	1988	12/16/93	166,992	43%	524,853	—
102	Green River Plaza	Campbellsville	KY	1989	03/08/96	190,316	96%	901,064	Goody’s, JC Penney, Kroger
103	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	98%	788,693	Kmart, Staples
104	Florence Plaza	Florence	KY	1985	12/12/02	170,404	100%	1,233,869	99 Center, Dick’s Sporting Goods, Rhodes Furniture	Toys R Us
105	Florence Square	Florence	KY	2000	03/17/04	360,608	95%	3,703,714	HomeGoods, Kroger, National Amusement, Staples, TJ Maxx

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
106	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	763,999	Food Lion, Kmart
107	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	99%	1,532,493	Wal-Mart
108	London Marketplace	London	KY	1994	03/17/94	169,032	100%	947,973	Goody’s, Kmart, Kroger
109	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	95%	1,199,210	Kincaid Home Furnishings, Kroger
110	Picadilly Square	Louisville	KY	1973	04/25/89	96,370	84%	340,957	Big Lots, Royal Garden Buffet
111	Towne Square North	Owensboro	KY	1988	12/12/02	163,252	96%	892,108	Books-A-Million, Hobby Lobby, Office Depot
112	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	98%	1,213,779	Kmart, Kroger
113	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
114	Desiard Plaza	Monroe	LA	1995	12/12/02	65,439	88%	297,452	Brookshire’s, Family Dollar
115	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	98%	675,154	Stage, Super 1 Foods
116	Lagniappe Village	New Iberia	LA	1990	07/01/98	220,225	95%	1,030,683	Big Lots
117	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	864,387	Kmart, Super 1 Foods
118	Points West	Brockton	MA	1984	12/12/02	144,042	100%	868,902	HomeGoods, Ocean State Job Lot
119	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	100%	1,254,925	Stop & Shop
120	Liberty Plaza	Randallstown	MD	1983	05/12/95	215,634	88%	1,401,308	Marshalls
121	Rising Sun Towne Centre	Rising Sun	MD	1998	06/04/99	63,314	98%	609,940	Family Dollar, Martin’s
122	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	98%	1,592,719	Dunham’s, Kmart
123	Grand Crossing	Brighton	MI	1994	01/03/03	77,956	100%	719,400	ACO Hardware, VG’S Food
124	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,310	100%	686,676	Farmer Jack
125	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food
126	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	227,371	D&W Food Center, Glik’s
127	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	100%	834,172	D&W Food Center, Powerhouse Gym
128	Kentwood	Kentwood	MI	1987	01/03/03	78,007	100%	568,383	D&W Food Center, Spartan Stores, Video Master
129	Delta Center	Lansing	MI	2003	12/12/95	186,246	100%	1,981,133	Bed,Bath and Beyond, Pet Food Warehouse, T.J. Maxx
130	Hampton Village Centre	Rochester Hills	MI	1990	12/12/95	460,353	100%	4,769,029	Kohl’s, Star Theatre, T.J. Maxx	Target
131	Green Acres	Saginaw	MI	1995	12/12/02	271,506	88%	1,589,265	A.J. Wright, Big Lots, Farmer Jack
132	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	1,953,417	Gander Mountain, Michaels, Old Navy, TJ Maxx
133	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	95%	1,009,569	Dollar Castle, Farmer Jack	Burlington Coats, F&M, Marshalls
134	18 & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,324,950	Murray’s Auto Parts, Sears Hardware, VG’S Food
135	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	100%	766,536	Babies R Us, Bed, Bath & Beyond, Dunham’s
136	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	98%	519,410	Martin’s Supermarket
137	Westland Crossing	Westland	MI	1999	11/16/99	141,738	90%	1,230,352	Grand Prix of America, Michaels	Toys R Us
138	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	100%	1,215,903	Busch Grocery, Wal-Mart
139	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	100%	479,225	Northwest Bookstore, Paper Warehouse, The Gym
140	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	351,136	Books-A-Million, Georgia Carpet Outlet, Office Depot
141	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	100%	471,809	Ingles	Wal-Mart
142	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	92%	549,752	Big Lots
143	Macon Plaza	Franklin	NC	2001	12/12/02	92,967	91%	366,214	BI-LO, Peebles
144	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	85%	233,199	Food Lion
145	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	88%	312,280	CVS, Food Lion	Wal-Mart
146	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	96%	713,336	Dollar Tree, Wal-Mart
147	Roxboro Square	Roxboro	NC	1989	06/05/95	98,980	92%	552,116	—
148	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	84%	559,082	Belk-Yates, Variety Flea Mall
149	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	100%	2,076,343	Wal-Mart
150	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	94%	631,309	Eckerds, Lowes Food
151	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	93%	704,839	B.C. Moore, Food Lion, Wal-Mart
152	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	99%	1,020,085	Wal-Mart, Winn-Dixie	Belk’s
153	Parkway Plaza	Winston-Salem	NC	1990	12/12/02	286,405	96%	2,414,230	Comfort Home Furniture, Lowes Foods, Office Depot
154	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	100%	927,628	Michaels, Natural Health Superstore, Office Max
155	Laurel Square	Brick	NJ	2003	07/13/92	246,235	97%	1,813,990	Kmart, Pathmark
156	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	100%	861,724	Hamilton Home Furnishings, Kmart
157	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	95%	1,142,167	Stop & Shop
158	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,068	94%	2,300,631	ShopRite
159	Tinton Falls Plaza	Tinton Falls	NJ	1998	01/30/98	100,582	92%	917,232	Burlington Coat Factory, Lifestyle Fitness	A&P

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
160	Dover Park Plaza	Yardville	NJ	2002	01/28/00	63,976	75%	513,738	CVS
161	Socorro	Socorro	NM	2001	03/01/02	48,000	100%	418,000	Smith’s Food
162	Renaissance Center East	Las Vegas	NV	1981	10/17/96	142,370	90%	1,039,131	Albertsons
163	Kietzke Center	Reno	NV	1986	06/20/97	167,296	86%	1,070,308	Ric’s Furniture, Winans Furniture
164	University Mall	Canton	NY	1967	01/01/76	77,472	100%	327,137	Rexford’s Hardware, Wisebuys
165	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	209,880	Big Lots, Country Max, Kinney Drugs
166	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	596,895	Kmart, Office Max
167	D & F Plaza	Dunkirk	NY	1967	01/01/86	190,217	87%	876,037	Big Lots, Quality Markets
168	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	89%	135,728	Big Lots, Dollar General
169	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	98%	1,454,235	Wal-Mart, Wegmans
170	Pyramid Mall	Geneva	NY	1990	08/03/93	239,500	57%	1,050,539	Big Lots, Tops Market
171	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	95%	856,594	A.C. Moore, T.J. Maxx
172	Hornell Plaza	Hornell	NY	1995	07/31/98	253,703	98%	1,789,244	Wal-Mart, Wegmans
173	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,426	97%	1,118,380	Eckerd, P&C Foods, T.J. Maxx
174	Shops at Seneca Mall	Liverpool	NY	1989	08/03/93	237,202	81%	1,126,091	Kmart
175	Wallkill Plaza	Middletown	NY	2003	12/12/95	203,234	97%	1,520,165	ShopRite
176	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,438,206	ShopRite, US Postal
177	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	9%	34,713	—
178	Oswego Plaza	Oswego	NY	1996	01/01/77	128,087	97%	601,665	Big Lots, JC Penney
179	Mohawk Acres	Rome	NY	1987	01/20/84	155,840	87%	755,636	Applebees
180	Price Chopper Plaza	Rome	NY	1988	08/03/93	78,400	71%	334,630	Price Chopper
181	Westgate Manor	Rome	NY	2004	01/01/86	65,813	94%	408,505	Big Lots, Rome Cinemas
182	Northland	Watertown	NY	1995	01/01/73	131,982	27%	342,912	—
183	Whitestown Plaza	Whitesboro	NY	1986	04/03/02	80,612	73%	508,941	Fleet Bank, Third Price Sportswear
184	Ashland Square	Ashland	OH	1991	10/06/93	163,168	100%	962,940	Wal-Mart
185	Harbor Plaza	Ashtabula	OH	2003	02/20/91	51,794	77%	246,180	Harbor Market
186	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	98%	1,381,843	Circuit City, OfficeMax	Pat Catan’s Craft Centers
187	Delhi	Cincinnati	OH	2002	05/22/96	166,317	97%	1,461,069	Big Lots, Kroger
188	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	97%	2,467,456	Bova Furniture, Dillard’s, HomeGoods, Stein Mart, TJ Maxx
189	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	97%	541,272	Furniture & Mattress Dist. Center, Kroger
190	Crown Point	Columbus	OH	1998	07/23/98	147,427	96%	1,258,359	Kroger, Lombards
191	Greentree Shopping Center	Columbus	OH	1998	07/23/98	128,501	81%	968,577	Kroger
192	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	97%	720,192	Staples, Super Seafood Buffet	Frank’s Nursery & Crafts
193	South Towne Centre	Dayton	OH	1994	03/27/92	308,699	99%	2,463,060	Borders, Burlington Coat Factory, Kmart, Value City Furniture
194	Heritage Square	Dover	OH	1992	08/31/93	231,732	71%	428,920	Giant Eagle
195	The Vineyards	Eastlake	OH	1989	12/12/02	144,220	99%	1,233,405	Goodwill, Tops Market	Wal-Mart
196	Midway Crossing	Elyria	OH	1986	12/11/95	138,265	93%	942,592	Dunham’s, Jo-Ann Fabrics, TJ Maxx	Toys R Us
197	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	100%	2,723,604	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
198	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	454,510	Chief Supermarket, Rite Aid
199	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,146,718	Wal-Mart
200	Brice Park	Reynoldsburg	OH	1989	03/04/98	168,284	100%	1,778,492	Gregg Appliances, Michaels, Old Navy
201	Alexis Park	Toledo	OH	1988	12/12/02	258,942	75%	896,245	Value City
202	Glengary Shopping Center	Westerville	OH	1998	12/12/02	101,068	75%	603,978	Aldi
203	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	99%	1,355,919	Big Lots, Pathmark
204	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	97%	2,074,493	Genuardi’s Family Market
205	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, TJ Maxx
206	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	100%	1,523,714	Giant Food Stores
207	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,414,711	Kmart, Weis Markets
208	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,560	Chuck E. Cheese, Dunham’s, Staples	Toys R Us, Wal-Mart
209	New Garden	Kennett Square	PA	2001	06/20/97	149,270	91%	632,204	Acme Markets, Big Lots
210	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	92%	869,560	Giant Food Stores, Rent-To-Own
211	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	560,439	98%	6,084,314	Strawbridge’s
212	Hampton Square	Southampton	PA	2002	12/29/98	62,933	100%	691,551	Eckerds, Fresh Grocer
213	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	100%	436,442	Hallmark, Redner’s Warehouse Market	Kmart

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
214	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,258	91%	1,255,989	Marshalls, Ocean State Job Lot, Stop & Shop
215	South Park	Aiken	SC	1991	12/12/02	55,583	100%	222,623	Fred’s, Goodwill Emporium
216	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	679,075	BI-LO
217	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	327,136	Food Lion, Market Area Real Estate Sales
218	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	97%	390,323	Carolina Pet Supply, Eckerds, Food Lion, Musicans Supply
219	Remount Village	North Charleston	SC	1996	11/13/96	60,238	93%	530,471	BI-LO
220	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,088,634	BI-LO, Kmart
221	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	664,635	CVS, Winn-Dixie
222	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	94%	296,732	Dollar General, Food Lion
223	West Towne Square	Elizabethton	TN	1998	06/09/98	99,224	74%	507,033	Dollar Tree, Stringer’s Restaurant, Winn-Dixie
224	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	98%	1,530,715	Kmart, Proffitt’s
225	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	95%	492,282	Food Lion	Wal-Mart
226	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	100%	1,783,327	Factory Direct Home Furnishing, Wal-Mart
227	Chapman-Ford Crossing	Knoxville	TN	1990	12/30/92	185,604	96%	1,031,846	Goody’s, Wal-Mart
228	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	95%	336,357	Dollar General, Food Lion	The Crystal Company
229	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	867,479	Kroger
230	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	98%	625,620	Dollar Tree, Winn-Dixie
231	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	93%	327,993	BI-LO, Dollar Tree
232	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	98%	1,218,846	Wal-Mart
233	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	98%	1,182,039	Wal-Mart
234	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	83%	250,392	Bealls (Stage), Family Dollar
235	Bardin Place Center	Arlington	TX	1993	10/06/97	310,334	99%	2,587,406	Hemispheres, Oshman’s	Hobby Lobby
236	Windsor Village	Austin	TX	1997	03/01/02	114,776	94%	715,651	Bealls (Stage), New Light Church
237	Baytown Shopping Center	Baytown	TX	1987	03/01/02	95,921	91%	860,747	—
238	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	464,774	H.E.B. Pantry Foods, ICI Paints
239	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,349	Food City, Family Dollar, Hancock Fabrics
240	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
241	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	769,222	Eckerd, H.E.B., Palais Royal
242	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
243	Townshire	Bryan	TX	2002	03/01/02	136,693	83%	649,767	Albertsons, Tops Printing
244	Plantation Plaza	Clute	TX	1997	03/01/02	98,457	91%	767,939	Kroger, Walgreens
245	Culpepper Plaza	College Station	TX	1996	03/01/02	206,398	91%	1,505,996	Baskins
246	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,109,760	Eckerd, Kroger
247	Carmel Village	Corpus Christi	TX	1993	03/01/02	86,678	93%	660,806	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
248	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	96%	1,996,120	Bealls (Stage), Hobby Lobby, Sutherland Lumber
249	Claremont Village	Dallas	TX	1976	03/01/02	66,980	100%	450,161	Family Dollar, Minyard’s
250	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	96%	479,429	Blockbuster, Carnival, Family Dollar
251	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	418,544	Minyard, O’Reilly’s Auto Parts
252	Webb Royal	Dallas	TX	1992	03/01/02	108,627	99%	742,587	Minyard, Nothing Over $1.00
253	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	92%	571,300	Malone’s
254	Wynnewood Village	Dallas	TX	1996	03/01/02	460,149	87%	3,640,584	Fallas Paredes, Kroger
255	Parktown	Deer Park	TX	1999	03/01/02	122,693	95%	755,940	Burke’s Outlet, Gerland’s, Walgreens
256	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	89%	427,450	Albertsons
257	Friendswood Square	Friendswood	TX	1979	03/01/02	64,038	98%	418,995	—
258	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	96%	276,990	Family Dollar, Fiesta, Hi Style Fashion
259	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	87%	599,496	Amaximis Lending, Minyard’s
260	Village Plaza	Garland	TX	2002	03/01/02	89,241	94%	842,520	Truong Nguyen Grocer
261	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	69%	135,948	Ace Hardware, Save-A-Lot
262	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	100%	1,042,215	Kroger
263	Antoine Square	Houston	TX	1974	03/01/02	54,512	91%	282,084	—
264	Beltway South	Houston	TX	1998	03/01/02	107,174	97%	846,312	Kroger
265	Braes Heights	Houston	TX	2003	03/01/02	100,264	79%	1,272,631	Eckerd
266	Braes Link	Houston	TX	1999	03/01/02	38,997	100%	588,944	Classic Fine Furniture, Walgreens
267	Braes Oaks	Houston	TX	1992	03/01/02	46,720	96%	390,025	H.E.B. Pantry Foods

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
268	Braesgate	Houston	TX	1997	03/01/02	91,670	89%	464,857	—
269	Broadway	Houston	TX	1996	03/01/02	74,942	95%	408,051	Dollar General, The Worksource
270	Fondren	Houston	TX	1999	03/01/02	45,873	100%	517,265	Eckerd, Fiesta Home Furniture
271	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	100%	1,701,810	Big Lots, Kroger, Stein Mart
272	Huntington Village	Houston	TX	1987	03/01/02	112,287	97%	809,150	Family Dollar, Foodtown, Twice Blessed
273	Inwood Forest	Houston	TX	1997	03/01/02	77,553	89%	675,693	Randalls
274	Jester Village	Houston	TX	1988	03/01/02	64,442	95%	514,577	H.E.B. Pantry Foods
275	Jones Plaza	Houston	TX	2000	03/01/02	111,255	92%	1,044,912	24 Hour Fitness, Hancock Fabrics
276	Jones Square	Houston	TX	1999	03/01/02	169,003	96%	1,073,928	Big Lots, Hobby Lobby
277	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	97,728	—
278	Long Point Square	Houston	TX	2002	03/01/02	74,329	100%	406,564	Family Dollar, Family Thrift, Hometown Warehouse
279	Merchants Park	Houston	TX	1997	03/01/02	241,742	97%	2,074,361	Big Lots, Fallas Paredes, Kroger, Planters Bank
280	Mount Houston Square	Houston	TX	1996	03/01/02	173,819	75%	925,184	Fallas Paredes
281	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	87%	784,111	Furr’s Cafeteria
282	Northgate	Houston	TX	1972	03/01/02	43,244	100%	354,069	Blockbuster, Firestone, OfficeMax
283	Northshore East	Houston	TX	2001	03/01/02	90,841	95%	1,206,135	Office Depot, River Oaks Imaging & Diagnostic
284	Northshore West	Houston	TX	1997	03/01/02	144,982	94%	1,127,192	Conn Appliances, Factory 2-U, PETCO, Sellers Brothers
285	Northtown Plaza	Houston	TX	1990	03/01/02	192,009	100%	1,630,591	Big Lots, Factory 2-U, Fallas Paredes
286	Northwood	Houston	TX	1972	03/01/02	140,148	87%	849,197	Food City
287	Orange Grove	Houston	TX	1999	03/01/02	177,612	84%	729,200	Office Max
288	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	829,919	Family Dollar, Houston Community College
289	Sharpstown Office Building	Houston	TX	1992	03/01/02	97,558	8%	137,712	—
290	Stella Link	Houston	TX	1998	03/01/02	99,727	83%	583,932	Conn’s Clearance, Food City
291	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%	839,127	Cavender’s Boot City, Firestone, Party City, Salon In The Park
292	Tidwell Place	Houston	TX	1991	03/01/02	41,630	100%	401,928	Doctors Hospital, Family Dollar, Hometown Warehouse
293	Westheimer Commons	Houston	TX	1995	03/01/02	251,029	89%	2,240,405	Kroger, Marshalls, Michaels
294	The Crossing at Fry Road	Katy	TX	1996	03/01/02	225,403	99%	1,929,516	Hobby Lobby, Kroger, Palais Royal, Stein Mart
295	Washington Square	Kaufman	TX	1978	03/01/02	65,050	78%	227,008	Bealls (Stage), Eckerd, Family Dollar
296	League City	League City	TX	1992	03/01/02	99,021	90%	486,688	Bealls (Stage), Family Dollar, H.E.B. Pantry Foods, Jo-Ann Fabrics
297	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	132,441	96%	761,175	Bealls (Stage), Super 1 Foods
298	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	91%	1,288,042	Kroger, Sears Hardware
299	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	309,988	Dollar General, Hancock Fabrics
300	Parkview West	Pasadena	TX	1991	03/01/02	39,939	82%	315,471	Family Dollar
301	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	96%	2,196,419	Kroger
302	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	97%	1,063,338	Kroger, Palais Royal
303	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	98%	845,144	Bealls (Stage), H.E.B.	Kmart
304	Klein Square	Spring	TX	1999	03/01/02	80,857	95%	614,232	Family Dollar, Foodtown
305	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	99%	1,148,009	Palais Royal, Randalls
306	Texas City Bay	Texas City	TX	1997	03/01/02	235,784	50%	901,715	Kroger
307	Tomball Parkway Plaza	Tomball	TX	1990	03/01/02	133,629	98%	955,524	Palais Royal	Hobby Lobby, TSE Tractor Supply
308	Village Center	Victoria	TX	1982	03/01/02	118,827	88%	385,795	Bealls (Stage), Dollar King, Fabric Warehouse, Megaworld, Victoria Office Equipment
309	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	97%	1,398,483	Ukrops Supermarket	Kohl’s
310	Victorian Square	Midlothian	VA	1991	03/24/94	271,215	93%	1,499,440	Kmart, Kroger
311	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	685,857	Northern Handyman
312	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	100%	1,265,872	Goody’s, Ingles, Wal-Mart
313	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	78%	434,502	Food Lion
314	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	100%	947,330	Babies R Us, Chuck E. Cheese
315	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	98%	941,198	Wal-Mart
316	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	778,239	CVS, Kroger
317	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	97%	987,298	Big Lots, Goodwill, Kroger
318	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	97%	1,189,731	Office Depot, The North Carolina Company
319	Ridgeview Centre	Wise	VA	1990	07/02/92	177,764	99%	1,231,388	Food City, Kmart	Belk’s
320	Packard Plaza	Cudahy	WI	1992	12/12/02	117,827	93%	578,671	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
321	Northridge Plaza	Milwaukee	WI	1996	12/12/02	142,126	95%	1,008,602	Big Lots, Circuit City

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
322	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,314	95%	1,295,495	Hobby Lobby, Kohl’s	ShopKo
323	Moundsville Plaza	Moundsville	WV	1994	12/27/88	176,446	74%	984,789	Big Lots, Kroger
324	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	591,261	Office Depot, T.J. Maxx
325	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	590,455	Kmart
326	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	160,150	96%	1,024,173	Big Lots, Big R Ranch & Home	Econofoods, Hobby Lobby
					TOTAL	45,219,240	92%	$327,656,309

	Single Tenant Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500
6	New Port Richey Center	New Port Richey	FL	1988	12/12/02	43,441	100%	333,844	Kash n’ Karry
7	Rite Aid	East Albany	GA	1982	08/10/93	10,069	100%	54,567
8	Kroger	East Albany	GA	1982	08/10/93	34,019	100%	197,612	Harvey Foods
9	Kmart	Atlantic	IA	1980	01/19/94	40,318	100%	160,000
10	Northern Automotive	Hastings	NE	1988	12/31/92	4,000	100%	56,658	Northeast Healthcare
11	Kroger	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
12	Hardees	Hanover	PA	1971	07/31/97	3,800	100%	24,100
13	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	—
14	Old Egypt	Magnolia	TX	2003	03/01/02	14,490	100%	333,000	Walgreens
15	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755
					TOTAL	417,862	89%	$2,264,620

	Enclosed Malls / Specialty Retail Properties
1	Factory Merchants Barstow	Barstow	CA	1994	11/01/93	329,110	51%	$2,224,364	Gap, Pacific Sunwear, Timberland
2	Pointe*Orlando	Orlando	FL	1997	11/30/99	460,515	78%	7,756,091	Disney, Foot Locker, Muvico, XS
3	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	32%	371,901	Shop ‘n Save
4	Valley Fair Mall	West Valley City	UT	1987	12/31/96	606,833	97%	3,668,140	JC Penney, Meier & Frank, Mervyn’s
					TOTAL	1,732,680	71%	$14,020,496

	Miscellaneous Properties
1	Genzyme Corp.	Scottsdale	AZ	1971	12/17/90	21,560	100%	$329,778
2	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—
3	Central Avenue Marketplace	Toledo	OH	—	08/14/90	LAND	—	—
4	Cavitt Office Building	Bryan	TX	2001	03/01/02	13,200	100%	33,132
5	Victoria Crossing	Victoria	TX	—	03/01/02	LAND	—	—
6	Taylorsville	Salt Lake City	UT	—	06/01/99	LAND	—	—
7	Valley Fair Apartments	West Valley City	UT	1975	03/01/97	APTS	—	—
					TOTAL	34,760	100%	$362,910
					TOTAL STABILIZED PORTFOLIO	47,404,542	91%	$344,304,335

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
Redevelopment Properties
	Community and Neighborhood Shopping Centers
1	Metro 580	Pleasanton	CA	2004	09/15/97	107,458	44%	$2,481,992	Borders	Wal-Mart
2	Superior Marketplace	Superior	CO	2004	07/31/02	165,614	98%	2,236,196	Michaels, Office Max, PETsMART, Ross Stores, T.J. Maxx	Costco, SuperTarget
3	The Mall at 163rd Street (5)	Miami	FL	2004	12/31/98	299,798	72%	1,403,049	Marshalls	Home Depot, Wal-Mart
4	Northeast Plaza	Atlanta	GA	1994	12/12/02	431,082	89%	2,881,229	Furniture Plus, Good Hands Thrift Store, Publix
5	New Chastain Corners	Marietta	GA	2004	07/17/97	108,380	95%	1,021,792	Kroger
6	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	99%	737,543	Kmart
7	Tinley Park Plaza	Tinley Park	IL	2004	09/20/95	254,800	82%	1,527,903	T.J. Maxx, Walt’s Food Center
8	Columbus Center	Columbus	IN	2004	12/01/88	146,212	71%	391,024	—
9	J*Town Center	Jeffersontown	KY	2004	10/21/88	192,985	43%	700,457	—
10	Fashion Corner	Saginaw	MI	2004	12/12/95	189,260	60%	862,955	Bed, Bath & Beyond, Best Buy
11	Washtenaw Fountain Plaza	Ypsilanti	MI	1989	10/05/92	135,790	91%	591,490	Dollar Tree, Dunhams, Save-A—Lot
12	Paseo del Norte	Albuquerque	NM	2004	03/01/02	58,500	5%	—	—
13	Galleria Commons	Henderson	NV	2004	06/09/98	276,460	83%	1,706,786	Babies R Us, Burlington Coat, Stein Mart, T.J. Maxx
14	Transit Road Plaza	Lockport	NY	1971	08/03/93	138,119	59%	178,742	Save-A—Lot
15	Sunshine Square	Medford	NY	2004	12/12/02	221,982	96%	1,551,537	Stop & Shop, Ultimate Fitness
16	Rockland Plaza	Nanuet	NY	2004	01/01/83	247,899	92%	4,018,172	Marshalls, Rockbottom
17	South Plaza	Norwich	NY	2004	04/01/83	143,620	79%	294,670	Plaza Lanes, Save-A—Lot
18	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	222,708	96%	1,246,120	—
19	Western Village	Cincinnati	OH	1960	05/04/94	138,526	92%	549,480	Cash 4 Clothes, Furniture & Mattress Dist. Center
20	Market Place	Piqua	OH	2004	11/20/91	103,626	82%	457,835	—
21	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	100%	1,425,156	Giant Eagle
22	Ivyridge	Philadelphia	PA	2004	08/02/95	112,278	78%	980,506	—
23	Island Plaza	James Island	SC	2003	10/06/97	171,224	100%	708,201	Dollar Tree, Food Lion
24	Festival Centre	North Charleston	SC	1987	12/12/02	321,058	93%	1,621,920	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Home Décor Outlet, Piggly Wiggly
25	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	75%	374,498	Dollar Tree	Kroger
26	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	656,088	Kroger
27	Clear Lake Camino South	Houston	TX	2004	03/01/02	98,979	97%	991,486	24 Hour Fitness, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
28	Maplewood Mall	Houston	TX	2004	03/01/02	94,910	88%	566,880	Burke’s Outlet,Cox’s Foodarama, Family Dollar
29	Irving West	Irving	TX	2004	09/14/93	70,056	93%	435,833	Ko-mart
30	Cave Spring Corners	Roanoke	VA	2004	06/05/97	145,768	60%	701,238	Kroger
					TOTAL REDEVELOPMENT PROPERTIES	5,114,216	83%	$33,300,778
					TOTAL PORTFOLIO	52,518,758	90%	$377,605,113

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Does not include ground leases.

(3) Includes all leases in force at March 31, 2004, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Expected GLA when redevelopment is complete.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Summary of Joint Venture Projects

Property Name	City	State	JV Partner	Equity Investment	Percent Ownership

Arapahoe Crossings, LP

Arapahoe Crossings	Aurora	CO	Foreign investor	$6,697,365	30%

Benbrooke Ventures

Rodney Village	Dover	DE	Benbrooke Partners	$4,079,263	50%

CA New Plan Venture Fund (2)

Stabilized Properties
Ventura Downs	Kissimmee	FL	Major U.S. pension fund	—	—
Marketplace at Wycliffe	Lake Worth	FL	Major U.S. pension fund	—	—
Shoppes of Victoria Square	Port St. Lucie	FL	Major U.S. pension fund	—	—
Sarasota Village	Sarasota	FL	Major U.S. pension fund	—	—
Atlantic Plaza	Satellite Beach	FL	Major U.S. pension fund	—	—
Mableton Walk	Mableton	GA	Major U.S. pension fund	—	—
Raymond Road	Jackson	MS	Major U.S. pension fund	—	—
Mint Hill Festival	Charlotte	NC	Major U.S. pension fund	—	—
Ladera	Albuquerque	NM	Major U.S. pension fund	—	—
Harwood Central Village	Bedford	TX	Major U.S. pension fund	—	—
Spring Valley Crossing	Dallas	TX	Major U.S. pension fund	—	—
Odessa-Winwood Town Center	Odessa	TX	Major U.S. pension fund	—	—
Ridglea Plaza	Fort Worth	TX	Major U.S. pension fund	—	—
Windvale	The Woodlands	TX	Major U.S. pension fund	—	—

Redevelopment Properties
Clinton Crossing	Clinton	MS	Major U.S. pension fund	—	—
			Total (3)	$6,194,768	10%

NP/I&G Institutional Retail Company, LLC

Conyers Crossroads	Conyers	GA	JPMorgan Fleming Asset Management	—	—
DSW Plaza at Lake Grove	Lake Grove	NY	JPMorgan Fleming Asset Management	—	—
			Total	$12,543,652	20%

Preston Ridge

The Centre At Preston Ridge	Frisco	TX	Foreign investor / George Allen / Milton Schaffer	—	25%
The Market at Preston Ridge	Frisco	TX	George Allen / Milton Schaffer	—	50%
Undeveloped land parcels (4)	Frisco	TX	George Allen / Milton Schaffer	—	50%
			Total	$9,099,991

			Investments in / Advances to Unconsolidated Ventures	$38,615,039

Property Name	Economic Structure	Project Bank Debt Outstanding	GLA	Percent Leased (1)	ABR	Anchor Tenants	Anchor Tenant Not Owned

Arapahoe Crossings, LP

Arapahoe Crossings	Increased participation after 10% return	$49,894,407	466,363	100%	$6,275,767	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘N Things, Marshalls, Old Navy, Ross

Benbrooke Ventures

Rodney Village	8.5% preferred returns	$—	211,568	92%	$1,038,396	B.Green and Co., Ollie’s Bargain Outlet

CA New Plan Venture Fund (2)

Stabilized Properties
Ventura Downs	—	—	98,191	100%	$1,002,110	Publix, Walgreens
Marketplace at Wycliffe	—	—	133,520	100%	2,112,488	Walgreens, Winn-Dixie
Shoppes of Victoria Square	—	—	95,253	100%	997,803	Winn-Dixie
Sarasota Village	—	—	169,310	95%	1,235,035	Big Lots, Homegoods, Gold’s Gym, Publix
Atlantic Plaza	—	—	133,070	94%	904,488	Beall’s, Publix
Mableton Walk	—	—	105,742	100%	1,101,210	Piccadilly Cafeteria, Publix
Raymond Road	—	—	62,345	98%	372,388	Kroger
Mint Hill Festival	—	—	59,047	98%	566,046	Eckerd, Harris Teeter
Ladera	—	—	126,012	94%	1,074,791	Brooks, Dollar Tree, Great Wall Buffet
Harwood Central Village	—	—	119,742	90%	1,001,412	Kroger
Spring Valley Crossing	—	—	99,417	78%	508,343	Albertsons
Odessa-Winwood Town Center	—	—	343,903	98%	2,072,917	Hastings, H.E.B., Office Depot, Ross, Target
Ridglea Plaza	—	—	171,787	100%	1,651,437	Stein Mart, Tom Thumb
Windvale	—	—	96,088	100%	971,862	Randalls

Redevelopment Properties
Clinton Crossing	—	—	26,200	100%	276,886	Blockbuster
	Increased participation after 12% IRR	$99,069,628	1,839,627	96%	$15,849,216

NP/I&G Institutional Retail Company, LLC

Conyers Crossroads		$—	246,666	98%	$3,572,155	Carmike Cinemas, Circuit City, Kohl’s (ground lease), Old Navy
DSW Plaza at Lake Grove		27,000,000	251,236	100%	3,955,653	Bally Total Fitness, DSW, Stop & Shop
	Increased participation after 12% IRR	$27,000,000	497,902	99%	$7,527,808

Preston Ridge

The Centre At Preston Ridge	Increased participation after 10% return	$69,827,184	734,448	94%	$11,730,095	Best Buy, DSW Shoe Warehouse, Linens N Things, Marshalls, Nude Furniture, Old Navy, Ross, Stein Mart, T.J. Maxx	Target
The Market at Preston Ridge	10% preferred return	4,647,703	50,326	100%	854,186	CompUSA
Undeveloped land parcels (4)	10% preferred return	—	—	—	—	—
		$74,474,887	784,774	94%	$12,584,281
	Total New Plan Pro Rata Share (3)	$50,055,932	738,011	96%	$8,852,028

(1) Includes all leases in force at March 31, 2004, including those that are fully executed, but not yet open.

(2) AEW serves as the advisor for the joint venture partner.

(3) Percent leased excludes CA New Plan Venture Fund Redevelopment Properties.

(4) Comprised of 38.55 acres. Included in the Company’s equity investment balance is approximately $2.9 million of outstanding notes receivable.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Joint Venture Projects - Acquisition Activity

Property Name	Property Type (1)	Location	Purchase Date	Purchase Amount	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Anchor Tenants	Year Built (4)

1Q 2004
Conyers Crossroads / NP/I&G Institutional Retail Company, LLC	S	Conyers, GA	03/22/04	$41,125,000	8.0%	$3,286,000	246,666	98%	Carmike Cinemas, Circuit City, Kohl’s (ground lease), Old Navy	2000

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2004

Joint Venture Projects - Disposition Activity

Property Name	Property Type (1)	Location	Transaction Description	Sale Date	Proceeds Amount	Book Value	Gain / (Loss)	Cap- Rate	NOI (2)	GLA	Percent Leased (3)	Year Built (4)

1Q 2004
Fruitland Plaza / Benbrooke Ventures	S	Fruitland, MD	Sale of property	01/08/04	$4,100,000	$4,950,000	$(850,000)	10.6%	$433,000	104,095	71%	2001

(1) S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information.